Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Track Data Corporation on Form 10-K for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Barry Hertz, Chief Executive Officer of the Company and Martin Kaye, Chief Financial Officer of the Company, certify, to the best of our knowledge, pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/	Barry Hertz

Barry Hertz
Chief Executive Officer
March 28, 2005

/s/	Martin Kaye

Martin Kaye
Chief Financial Officer
March 28, 2005